UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8092

Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Report

Western Asset Worldwide Income Fund Inc.

(SBW)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Worldwide Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

What’s inside

Letter from chairman	II

Investment commentary	III

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	8

Statement of operations	9

Statements of changes in net assets	10

Financial highlights	11

Notes to financial statements	12

Additional shareholder information	20

Dividend reinvestment plan	21

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Worldwide Income Fund Inc. for the six-month reporting period ended June 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

Western Asset Worldwide Income Fund Inc.	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand, economic data generally weakened toward the end of the six months ended June 30, 2010. Economic growth overseas was mixed, as many developed countries experienced challenging conditions, while emerging market countries generally enjoyed solid expansions. The combination of these factors had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to 9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Outside of the U.S., economic news was dominated by the sovereign debt crisis in Europe. In May, the European Union and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally-troubled Eurozone countries. Despite this, investors were skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. Given the economic strains in the Eurozone, the IMF projected that growth in the region will be a modest 1% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.4% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projected that China’s economy will expand 10.5% in 2010 and India’s economy will grow 9.4% during the year.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”) iv remained cautious. At its meeting in June 2010, the Fed said

IV	Western Asset Worldwide Income Fund Inc.

Investment commentary (cont’d)

it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee would need to consider whether further policy stimulus might become appropriate if the outlook were to worsen appreciably.”

As a result of the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. Similar stances were taken by the Bank of England and the Bank of Japan, keeping rates at 0.5% and 0.1%, respectively, during the six months ended June 30, 2010. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to tame inflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term U.S. Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor “flight to quality.” On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curvevii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts. For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexviii returned 5.33%. In contrast, the Barclays Capital Global Aggregate Index (Hedged)ix returned 4.00% over the same time frame.

While the U.S. high-yield bond market could not escape the negative impact of the investor flight to quality, it still was able to produce strong results during the reporting period. The asset class posted positive returns during each month except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexx returned 4.45% for the six months ended June 30, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned 5.37% over the six months ended June 30, 2010.

Performance review

For the six months ended June 30, 2010, Western Asset Worldwide Income Fund Inc. returned 4.43% based on its net asset value (“NAV”)xii and 2.24% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 5.37% for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averagexiii returned 4.82% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.48 per

Western Asset Worldwide Income Fund Inc.	V

share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$14.16 (NAV)	4.43%
$12.56 (Market Price)	2.24%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “SBW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBWX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Projections and forecasts are inherently limited and should not be relied upon as indicators of future performance. Investors should not use this information as the sole basis for investment decisions.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix	The Barclays Capital Global Aggregate Index (Hedged) is an index comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world.
x

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†                  The bar graph above represents the composition of the Fund’s investments as of June 30, 2010 and December 31, 2009 and does include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2010

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 49.6%
Consumer Discretionary — 3.5%
Media — 3.5%
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	610,000		$ 637,450	(a)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,850,000		1,936,806
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	2,210,000		2,351,347
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	1,330,000		1,396,500	(a)
Total Consumer Discretionary					6,322,103
Energy — 20.3%
Oil, Gas & Consumable Fuels — 20.3%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	815,405		844,386	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,200,000		1,365,000
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	3,230,000		3,483,475	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	4,150,000		4,233,000	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,000,000		1,005,000	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	7,660,000		7,917,047
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,690,000		1,712,279
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	1,940,000		1,042,750
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,150,000		4,959,250
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	850,000		973,250	(a)
Petronas Capital Ltd.	5.250%	8/12/19	5,270,000		5,561,025	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	814,000		857,705	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,103,000		1,223,805	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,230,000		1,317,873	(a)
Total Energy					36,495,845
Financials — 6.9%
Commercial Banks — 4.8%
HSBC Bank PLC, Credit-Linked Notes (Russian Agricultural Bank)	8.900%	12/20/10	22,771,000	RUB	550,095	(a)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	244,000		225,086	(a)(b)
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	3,439,000		3,649,639	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	854,000		851,865	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	3,020,000		3,405,050	(a)
Total Commercial Banks					8,681,735
Diversified Financial Services — 2.1%
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	1,021,000		1,084,812	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	2,300,000		2,397,625	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	273,000		285,831	(a)
Total Diversified Financial Services					3,768,268
Total Financials					12,450,003
Industrials — 1.5%
Building Products — 0.7%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	866,000		920,125	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	370,000		375,550	(a)
Total Building Products					1,295,675

See Notes to Financial Statements

Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report	3

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	290,000	$ 304,500	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,090,000	1,113,108	(a)
Total Construction & Engineering				1,417,608
Road & Rail — 0.0%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	38,000	39,140
Total Industrials				2,752,423
Materials — 7.4%
Metals & Mining — 6.8%
Evraz Group SA, Notes	8.875%	4/24/13	1,395,000	1,431,062	(a)
Evraz Group SA, Notes	9.500%	4/24/18	350,000	353,325	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	140,000	154,200
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	500,000	512,500	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	380,000	382,784
Vale Overseas Ltd., Notes	8.250%	1/17/34	3,137,000	3,697,679
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,657,000	2,776,594
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,660,000	2,806,300	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	170,000	181,900	(a)
Total Metals & Mining				12,296,344
Paper & Forest Products — 0.6%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	890,000	1,033,562
Total Materials				13,329,906
Telecommunication Services — 7.3%
Diversified Telecommunication Services — 4.2%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,280,000	3,811,175	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	680,000	608,600	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	480,000	510,240	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	2,465,000	2,626,218	(a)
Total Diversified Telecommunication Services				7,556,233
Wireless Telecommunication Services — 3.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	869,000	954,262
True Move Co., Ltd.	10.750%	12/16/13	270,000	266,625	(a)
True Move Co., Ltd.	10.375%	8/1/14	3,880,000	3,792,700	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	450,000	444,375	(a)
Total Wireless Telecommunication Services				5,457,962
Total Telecommunication Services				13,014,195
Utilities — 2.7%
Electric Utilities — 1.9%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,685,000	1,834,544	(a)
EEB International Ltd.	8.750%	10/31/14	300,000	332,250	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	550,000	609,125	(a)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	630,000	693,000	(a)
Total Electric Utilities				3,468,919

See Notes to Financial Statements

4	Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power Producers & Energy Traders — 0.5%
Colbun SA, Senior Notes	6.000%	1/21/20	780,000		$ 817,302	(a)
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	400,000		452,500	(a)
Total Utilities					4,738,721
Total Corporate Bonds & Notes (Cost — $82,338,233)					89,103,196
Collateralized Senior Loans — 0.5%
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.000%	3/30/12	114,773		107,074	(c)
Ashmore Energy International, Term Loan	3.533%	3/30/14	856,417		798,966	(c)
Total Collateralized Senior Loans (Cost — $928,575)					906,040
Sovereign Bonds — 47.3%
Argentina — 3.5%
Republic of Argentina	10.500%	11/14/02	78,000	DEM	19,629	(d)
Republic of Argentina	7.000%	3/18/04	78,000	DEM	20,361	(d)
Republic of Argentina	7.820%	12/31/33	3,118,706	EUR	2,221,486	(b)
Republic of Argentina, GDP Linked Securities	1.262%	12/15/35	9,003,091	EUR	820,202	(b)
Republic of Argentina, GDP Linked Securities	1.383%	12/15/35	9,904,661	ARS	186,859	(b)
Republic of Argentina, GDP Linked Securities, Senior Bonds	1.330%	12/15/35	1,565,000	EUR	123,244	(b)
Republic of Argentina, Medium-Term Notes	7.000%	3/18/04	40,000	EUR	20,666	(d)
Republic of Argentina, Medium-Term Notes	7.000%	3/18/04	75,000,000	ITL	19,657	(d)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	2,399,000		2,105,122
Republic of Argentina, Senior Notes	8.750%	6/2/17	802,711		673,274
Total Argentina					6,210,500
Brazil — 6.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	13,939,000	BRL	7,133,216
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,548,000	BRL	1,207,371
Federative Republic of Brazil	7.125%	1/20/37	2,973,000		3,523,005
Total Brazil					11,863,592
Colombia — 4.2%
Republic of Colombia	7.375%	9/18/37	4,385,000		5,174,300
Republic of Colombia, Senior Notes	7.375%	3/18/19	2,008,000		2,359,400
Total Colombia					7,533,700
Hungary — 1.1%
Republic of Hungary, Senior Notes	6.250%	1/29/20	2,020,000		1,995,202
Indonesia — 3.6%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	1,030,000		1,163,900	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	5,020,000,000	IDR	627,371
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	10,328,000,000	IDR	1,322,858
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	9,706,000,000	IDR	1,155,457
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	895,000		949,229	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	11,529,000,000	IDR	1,259,774
Total Indonesia					6,478,589

See Notes to Financial Statements

Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report	5

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Panama — 2.1%
Republic of Panama	7.250%	3/15/15	3,202,000	$ 3,722,325
Republic of Panama	9.375%	4/1/29	10,000	13,900
Total Panama				3,736,225
Peru — 4.2%
Republic of Peru	8.750%	11/21/33	4,328,000	5,886,080
Republic of Peru, Bonds	6.550%	3/14/37	1,541,000	1,710,510
Total Peru				7,596,590
Qatar — 0.3%
State of Qatar, Senior Notes	4.000%	1/20/15	500,000	516,250	(a)
Russia — 6.0%
Russian Foreign Bond-Eurobond	12.750%	6/24/28	173,000	290,658	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	9,273,600	10,477,313	(a)
Total Russia				10,767,971
Turkey — 8.9%
Republic of Turkey	11.500%	1/23/12	1,490,000	1,685,562
Republic of Turkey	11.000%	1/14/13	730,000	864,138
Republic of Turkey	7.250%	3/15/15	425,000	478,125
Republic of Turkey	11.875%	1/15/30	3,822,000	6,210,750
Republic of Turkey, Collective Action Securities, Notes	9.500%	1/15/14	463,000	548,076
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000	1,279,525
Republic of Turkey, Senior Notes	7.500%	7/14/17	340,000	390,150
Republic of Turkey, Senior Notes	6.875%	3/17/36	4,384,000	4,548,400
Total Turkey				16,004,726
United Arab Emirates — 0.3%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	500,000	533,840	(a)
Venezuela — 6.5%
Bolivarian Republic of Venezuela	5.750%	2/26/16	10,812,000	6,811,560	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	574,000	311,395
Bolivarian Republic of Venezuela, Collective Action Securities	1.307%	4/20/11	1,467,000	1,362,476	(a)(b)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	3,716,000	2,322,500
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	445,000	389,375
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	281,963
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	160,000	108,400
Total Venezuela				11,587,669
Total Sovereign Bonds (Cost — $84,922,497)				84,824,854

		Expiration Date	Warrants
Warrants — 0.3%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $0)		4/15/20	23,180	588,193	*
Total Investments before Short-Term Investments (Cost — $168,189,305)				175,422,283

See Notes to Financial Statements

6	Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 2.3%
U.S. Government Agency — 0.2%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $304,919)	0.180%	8/23/10	305,000	$ 304,954	(e)(f)
Repurchase Agreement — 2.1%
Morgan Stanley tri-party repurchase agreement dated 6/30/10; Proceeds at maturity — $3,798,002; (Fully collateralized by U.S. government agency obligations, 0.500% due 10/29/10; Market value — $3,883,379) (Cost — $3,798,000)	0.020%	7/1/10	3,798,000	3,798,000
Total Short-Term Investments (Cost — $4,102,919)				4,102,954
Total Investments — 100.0% (Cost — $172,292,224#)				$179,525,237

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.
(c)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(d)	The coupon payment on these securities is currently in default as of June 30, 2010.
(e)	Rate shown represents yield-to-maturity.
(f)	All or a portion of this security is held as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS — Argentine Peso BRL — Brazilian Real DEM — German Mark EUR — Euro GDP — Gross Domestic Product IDR — Indonesian Rupiah ITL — Italian Lira OJSC — Open Joint Stock Company RUB — Russian Ruble

See Notes to Financial Statements

Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report	7

Western Asset Worldwide Income Fund Inc.

Summary of Investments by Country**

Russia	17.9%
Brazil	15.1
Mexico	12.8
Turkey	8.9
Venezuela	7.4
Colombia	5.7
Peru	4.2
Argentina	4.0
Indonesia	4.0
Malaysia	3.6
United States	2.9
Thailand	2.5
Panama	2.1
Kazakhstan	1.9
India	1.8
Qatar	1.7
Hungary	1.1
Chile	1.0
United Arab Emirates	0.8
Trinidad and Tobago	0.6
100.0%

**  As a percentage of total investments. Please note that Fund holdings are as of June 30, 2010 and are subject to change.

See Notes to Financial Statements

8	Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $172,292,224)	$179,525,237
Foreign currency, at value (Cost — $748,885)	752,195
Cash	286
Dividends and interest receivable	4,173,181
Receivable for securities sold	443,677
Receivable from broker — variation margin on open futures contracts	1,828
Prepaid expenses	17,420
Total Assets	184,913,824

Liabilities:
Payable for securities purchased	343,339
Investment management fee payable	156,749
Unrealized depreciation on swaps	25,372
Accrued foreign capital gains tax	14,943
Interest payable	10,850
Directors’ fees payable	363
Accrued expenses	113,492
Total Liabilities	665,108
Total Net Assets	$184,248,716

Net Assets:
Par value ($0.001 par value; 13,014,971 shares issued and outstanding; 100,000,000 shares authorized)	$ 13,015
Paid-in capital in excess of par value	180,902,868
Undistributed net investment income	1,101,496
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(5,275,348)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	7,506,685	*
Total Net Assets	$184,248,716

Shares Outstanding	13,014,971

Net Asset Value	$14.16

*  Net of accrued foreign capital gains tax of $14,943.

See Notes to Financial Statements

Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Interest	$ 7,732,478
Dividends	69,540
Less: Foreign taxes withheld	(42,705)
Total Investment Income	7,759,313

Expenses:
Investment management fee (Note 2)	959,817
Commitment fees (Note 5)	85,572
Transfer agent fees	53,629
Audit and tax	32,203
Directors’ fees	25,655
Shareholder reports	25,356
Legal fees	19,917
Custody fees	17,608
Stock exchange listing fees	10,029
Insurance	2,599
Miscellaneous expenses	3,103
Total Expenses	1,235,488
Net Investment Income	6,523,825

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	1,220,304
Futures contracts	436,996
Foreign currency transactions	24,609
Net Realized Gain	1,681,909
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,057,465)	*
Futures contracts	791,642
Swap contracts	47,123
Foreign currencies	(21,720)
Change in Net Unrealized Appreciation/Depreciation	(240,420)
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	1,441,489
Increase in Net Assets from Operations	$ 7,965,314

*  Net of $14,943 in accrued foreign capital gains tax.

See Notes to Financial Statements

10	Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited), the Period Ended December 31, 2009 and the Year Ended October 31, 2009	2010	2009†	2009

Operations:
Net investment income	$ 6,523,825	$ 2,016,590	$ 11,458,807
Net realized gain (loss)	1,681,909	847,320	(8,873,770)
Change in net unrealized appreciation/depreciation	(240,420)	(554,543)	62,318,796
Increase in Net Assets From Operations	7,965,314	2,309,367	64,903,833

Distributions to Shareholders From (Note 1):
Net investment income	(6,182,111)	(2,082,395)	(13,604,447)
Net realized gains	—	—	(712,021)
Decrease in Net Assets From Distributions to Shareholders	(6,182,111)	(2,082,395)	(14,316,468)
Increase in Net Assets	1,783,203	226,972	50,587,365

Net Assets:
Beginning of period	182,465,513	182,238,541	131,651,176
End of period*	$184,248,716	$182,465,513	$182,238,541
* Includes undistributed net investment income of:	$1,101,496	$759,782	$789,338

†  For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements

Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report	11

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2010[1]		2009[2]		2009[3,4]	2008[3]	2007[3]	2006[3,4]	2005[3,4]

Net asset value, beginning of period	$14.02		$14.00		$10.12	$15.20	$15.36	$16.72	$15.53

Income (loss) from operations:
Net investment income	0.50		0.16		0.88	0.93	0.91	0.85	1.20
Net realized and unrealized gain (loss)	0.12		0.02		4.10	(4.86)	0.33	0.57	1.35
Total income (loss) from operations	0.62		0.18		4.98	(3.93)	1.24	1.42	2.55

Less distributions from:
Net investment income	(0.48)		(0.16)		(1.05)	(0.80)	(0.82)	(0.86)	(1.29)
Net realized gains	—		—		(0.05)	(0.35)	(0.58)	(1.92)	(0.07)
Total distributions	(0.48)		(0.16)		(1.10)	(1.15)	(1.40)	(2.78)	(1.36)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—		—		—	—	—	0.00 [5]	—

Net asset value, end of period	$14.16		$14.02		$14.00	$10.12	$15.20	$15.36	$16.72

Market price, end of period	$12.56		$12.75		$11.95	$8.55	$13.15	$13.37	$15.02
Total return, based on NAV[6,7]	4.43%		1.28%		52.05%	(27.70)%	8.51%[8]	9.55%[9]	17.19%
Total return, based on Market Price[7]	2.24%		8.03%		56.74%	(28.48)%	8.92%	6.95%	0.19%

Net assets, end of period (000s)	$184,249		$182,466		$182,239	$131,651	$197,819	$199,891	$216,894

Ratios to average net assets:
Gross expenses	1.35%[10]		1.50%[10]		1.54%	1.62%	1.56%	1.45%	2.24%
Gross expenses, excluding interest expense	1.35	[10,11]	1.35	[10]	1.36	1.50	1.30	1.28	1.24
Net expenses	1.35	[10]	1.50	[10]	1.54	1.62	1.55 [12]	1.45 [12]	2.24
Net expenses, excluding interest expense	1.35	[10,11]	1.35	[10]	1.36	1.50	1.30 [12]	1.28 [12]	1.24
Net investment income	7.14	[10]	6.58	[10]	7.43	6.50	6.05	5.57	7.41

Portfolio turnover rate	13%		3%		46%	39%	64%	72%	83%

Supplemental data:
Loans Outstanding, End of Period (000s)	—	[13]	—	[13]	— [13]	— [13]	— [13]	— [13]	$10,000
Asset Coverage for Loan Outstanding	—%[13]		—%[13]		—%[13]	—%[13]	—%[13]	—%[13]	2,269.00%
Weighted Average Loan (000s)	—	[13]	—	[13]	— [13]	— [13]	— [13]	$10,000 [13]	$46,027
Weighted Average Interest Rate on Loans	—%[13]		—%[13]		—%[13]	—%[13]	—%[13]	5.07%[13]	3.79%

1	For the six months ended June 30, 2010 (unaudited).
2	For the period November 1, 2009 through December 31, 2009.
3	For the year ended October 31.
4	Per share amounts have been calculated using the average shares method.
5	Amount represents less than $0.01 per share.
6

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8	The manager fully reimbursed the Fund for losses incurred resulting from the Fund not meeting an investment restriction. Without this reimbursement, total return would have been 8.44% (Note 8).
9	If the Fund met its investment restriction, the total return may have been different.
10	Annualized.
11	Ratio includes commitment fees incurred on the line of credit.
12	Reflects fee waivers and/or expense reimbursements.
13	At June 30, 2010, December 31, 2009, October 31, 2009, 2008, 2007 and 2006, the Fund did not have an outstanding loan.

See Notes to Financial Statements

12	Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report	13

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$ 89,103,196	—	$ 89,103,196
Collateralized senior loans	—	906,040	—	906,040
Sovereign bonds	—	84,824,854	—	84,824,854
Warrants	—	588,193	—	588,193
Total long-term investments	—	$175,422,283	—	$175,422,283
Short-term investments†	—	4,102,954	—	4,102,954
Total investments	—	$179,525,237	—	$179,525,237
Other financial instruments:
Futures contracts	$312,549	—	—	$ 312,549
Interest rate swaps	—	$ (25,372)	—	(25,372)
Total other financial instruments	$312,549	$ (25,372)	—	$ 287,177
Total	$312,549	$179,499,865	—	$179,812,414

† See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

14	Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(d) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign

Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report	15

currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend

16	Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The fund paid $68,901 of Federal excise taxes attributable to calendar year 2009.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of June 30, 2010, there were $14,943 of capital gains tax liabilities accrued on unrealized gains.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.050% of the Fund’s average weekly net assets up to $250 million and 1.025% of the Fund’s average weekly net assets in excess of $250 million, for its services.

Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report	17

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadvisor.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$26,423,078
Sales	23,239,889

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,499,576
Gross unrealized depreciation	(7,266,563)
Net unrealized appreciation	$ 7,233,013

At June 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. Treasury 10-Year Notes	122	9/10	$14,638,170	$14,950,719	$312,549

At June 30, 2010, the Fund held the following open swap contracts:

Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund	Payments Received by the Fund‡	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Interest Rate Swaps
Credit Suisse First Boston Inc.	$3,443,021	1/2/12	BRL-CDI*	10.560%	—	$ (8,851	)**
Credit Suisse First Boston Inc.	4,953,550	1/2/12	BRL-CDI*	10.510	—	(16,521	)**
Total	$8,396,571				—	$(25,372)

‡	Percentage shown is an annual percentage rate.
*	Based on the Overnight Brazilian Interbank Deposit Rate. As of June 30, 2010, the Brazil CETIP Interbank Deposit (CDI) rate was 10.120%.
**	Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2010.

ASSET DERIVATIVES1

Interest Rate Contracts Risk
Futures contracts[2]	$312,549

18	Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES1

Interest Rate Contracts Risk
Swap contracts	$25,372

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$436,996	—	$436,996
Forward foreign currency contracts	—	$13,282	13,282
Total	$436,996	$13,282	$450,278

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Futures contracts	$791,642
Swap contracts	47,123
Total	$838,765

During the six months ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$ 319,638
Forward foreign currency contracts (to sell)†	80,679
Futures contracts (to buy)	17,496,255

Average Notional Balance
Interest rate swap contracts	$ 8,396,571

†  At June 30, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

Western Asset Worldwide Income Fund Inc. 2010 Semi-Annual Report	19

5. Loan

At June 30, 2010, the Fund had available for use a $22,000,000 credit line pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006 and amended October 28, 2009, December 15, 2009 and January 15, 2010, among the Fund, CHARTA, LLC (“the Lender”), as successor by assignment to Panterra Funding LLC, and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee at an annual rate of 1.25% on the total amount of the credit line, whether used or unused. Effective January 15, 2010, the Fund pays a commitment fee at an annual rate of 0.75%, whether used or unused. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended June 30, 2010, the Fund did not have any borrowings outstanding under this credit agreement.

6. Distributions subsequent to June 30, 2010

On May 17, 2010, the Board of Directors of the Fund declared two dividends, each in the amount of $0.0750 per share, payable on July 30, 2010 and August 27, 2010 to shareholders of record on July 23, 2010 and August 20, 2010, respectively.

On August 16, 2010, the Fund’s Board declared three dividends, each in the amount of $0.0750 per share, payable on September 24, 2010, October 29, 2010 and November 26, 2010, to shareholders of record on September 17, 2010, October 22, 2010 and November 19, 2010.

7. Capital loss carryforward

As of December 31, 2009, the Fund had a net capital loss carryforward of approximately $6,673,380 which expires in 2016. This amount will be available to offset any future taxable capital gains.

8. Investment restriction

Prior to April 29, 2008, the Fund’s investment policy stated that under normal market conditions, the Fund will invest at least 65% of its total assets in high-yield foreign sovereign debt securities. The Fund also may have invested up to 35% of its total assets in high-yield non-U.S. and U.S. corporate debt securities.

On April 28, 2008, stockholders of the Fund approved a proposal, previously approved by the Fund’s Board of Directors, to change the investment objectives of the Fund to allow for greater flexibility to invest in investment grade debt.

Effective as of April 29, 2008, the primary investment objective of the Fund is to seek to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

Also effective as of April 29, 2008, certain non-fundamental investment policy changes went into effect. Under the new non-fundamental investment policies, the Fund invests, under normal market conditions, at least 65% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries. The Fund also is able to invest up to 35% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, both investment grade and high-yield securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

20	Western Asset Worldwide Income Fund Inc.

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Worldwide Income Fund Inc. was held on February 26, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares Votes For	Common Shares Votes Withheld
Daniel P. Cronin	10,336,171	1,474,280
Paolo M. Cucchi	10,264,110	1,546,341
Riordan Roett	10,280,658	1,529,793

At June 30, 2010, in addition to Daniel P. Cronin, Paolo M. Cucchi and Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Colman
Leslie H. Gelb
William R. Hutchinson
Jeswald W. Salacuse
R. Jay Gerken, CFA

Western Asset Worldwide Income Fund Inc.	21

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Worldwide Income Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distributions amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be

22	Western Asset Worldwide Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent’s service fee for handling distributions, will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will

Western Asset Worldwide Income Fund Inc.	23

cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset

Worldwide Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA
President and Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer

Ted P. Becker
Chief Compliance Officer

John Chiota
Identity Theft Protection Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

Western Asset Worldwide Income Fund Inc.

55 Water Street
New York, NY 10041

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017-3909

New York Stock Exchange Symbol

SBW

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Worldwide Income Fund Inc.

Western Asset Worldwide Income Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Worldwide Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS04051 8/10 SR10-1179

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.               CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.               EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Worldwide Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date:	August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date:	August 30, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Worldwide Income Fund Inc.

Date:	August 30, 2010